Taxes (Tables)	6 Months Ended
Jun. 30, 2024
Statements [Line Items]
Summary of reconciliation of effective and applicable income tax expenses

	2024 US$m	2023 US$m
Reconciliation of income tax expense
Profit before tax	2,310	2,828
PRRT expense	(192)	(778)

Profit before income tax	2,118	2,050

Income tax expense calculated at 30%	635	615
Effect of tax rate differentials	(15)	30
Effect of deferred tax assets not recognised	35	67
Effect of tax benefits previously unrecognised 1	(366)	(340)
Reduction in deferred tax liability due to held for sale basis 1	(91)	—
Foreign exchange impact on tax benefit	(11)	(83)
Adjustment to prior years	(52)	(16)
Other	11	11

Income tax expense	146	284

Summary of effective income tax rate
1.
Subsequent to achieving first oil on the Sangomar project in June 2024, the Group has recognised a net deferred tax asset of $305 million. The remaining $61 million relates to other tax benefits previously unrecognised. The expected sale of Woodside’s
15.1%
share in the Scarborough Joint Venture resulted in the recognition of a net tax benefit of
$91
million. These events have resulted in a reduction of the global effective income tax rate from
25.6% to 6.9%. In the prior period, as a result of the final investment decision to develop the Trion resource, the Group recognised deferred tax assets of $319 million, resulting in a reduction of the global effective income tax rate from 29.6% to 13.9%.